UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026
EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Walnut Street,	Suite 200
Kansas City,	Missouri	64106
(Address of principal executive offices) (Zip Code)

(816)	472-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.01 per share	EPR	New York Stock Exchange

5.75% Series C cumulative convertible preferred shares, par value $0.01 per share	EPR PrC	New York Stock Exchange

9.00% Series E cumulative convertible preferred shares, par value $0.01 per share	EPR PrE	New York Stock Exchange

5.75% Series G cumulative redeemable preferred shares, par value $0.01 per share	EPR PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Shareholders of EPR Properties (the "Company") held on May 5, 2026, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

Proposal No. 1

The following nominees for trustees were elected to serve one-year terms expiring in 2027:

	For	Against	Abstentions	Broker Non-Votes
Peter C. Brown	47,280,218	2,031,879	1,460,921	9,469,327
William P. Brown	49,068,843	231,594	1,472,581	9,469,327
John P. Case III	48,922,803	387,104	1,463,111	9,469,327
James B. Connor	46,664,195	2,636,334	1,472,489	9,469,327
Virginia E. Shanks	49,077,050	241,172	1,454,796	9,469,327
Gregory K. Silvers	48,133,828	1,165,401	1,473,789	9,469,327
Robin P. Sterneck	47,602,055	1,710,060	1,460,903	9,469,327
John Peter Suarez	48,893,601	406,217	1,473,200	9,469,327
Lisa G. Trimberger	48,642,766	649,913	1,480,339	9,469,327
Caixia Y. Ziegler	48,871,386	416,591	1,485,041	9,469,327

Proposal No. 2

The shareholders approved the compensation of the Company's named executive officers as presented in the Company's proxy statement on a non-binding, advisory basis:

For	46,207,399
Against	3,008,823
Abstain	1,556,796
Broker Non-Vote	9,469,327
Proposal No. 3

The shareholders approved the ratification of KPMG LLP as the Company's independent registered public accounting firm for 2026:

For	58,111,016
Against	2,003,383
Abstain	127,946
Broker Non-Vote	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Mark A. Peterson
Executive Vice President, Treasurer and Chief Financial Officer
Date: May 7, 2026